EQ ADVISORS TRUSTSM
1290 VT Socially Responsible Portfolio

SUPPLEMENT DATED OCTOBER 11, 2023, TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information about changes to the investment strategy and principal investment risks for the 1290 VT Socially Responsible Portfolio.

The following changes are being made to the Summary Prospectus and the section of the Prospectus entitled “1290 VT Socially Responsible Portfolio — Class IA, Class IB and K shares”:

The section entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Strategy,” is amended by adding the following information after the last paragraph:

The Portfolio may become “non‑diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Portfolio is designed to track.

The section entitled “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Risks,” is amended by adding the following information:

Index Non‑Diversification Risk — To the extent that the Portfolio becomes non‑diversified as necessary to approximate the composition of the index, the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Portfolio’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.